EXHIBIT 99.3


                               AMENDMENT NO. 5
                                     TO
           CON-WAY 2005 DEFERRED COMPENSATION PLAN FOR EXECUTIVES
           (FORMERLY THE CNF INC. 2005 DEFERRED COMPENSATION PLAN
                               FOR EXECUTIVES)


     The CNF Inc. 2005 Deferred Compensation Plan for Executives (the "Plan"), is hereby amended as follows, pursuant to Section 11.2:

     1. The name of the Plan is changed to the Con-way 2005 Deferred Compensation Plan for Executives, effective April 18, 2006.

     2. Section 1.31 is amended to add the following language at the end thereof, effective January 1, 2005:

     provided the Participant has had a Termination of Employment.

     3. The third sentence of Section 3.4 is amended to read as follows, effective January 1, 2007:

     The amount subject to an Investment Change shall be transferred, first, from such Participant's earliest deferral under the Plan, and thereafter from subsequent deferrals under the Plan in the order in which they were elected until the entire amount subject to the Investment Change shall have been transferred; provided that, effective January 1, 2007, for deferrals January 1, 2007 and later, the Participant may elect to convert amounts credited to one or more Plan Year Account Balances, in any order selected by the Participant.

     4. The last sentence of Section 3.5 is amended to change the reference from "Section 3.7(b)" to "Section 3.7(d).

     5. Section 3.7 is amended to change subsection (a) to read as set forth below, to add new subsections (b) and (c) to read as set forth below, and to redesignate the existing subsection (b) as subsection (d), effective January 1, 2007.

     (a)Dollar-Denominated Account for Plan Year Account Balances for 2005 and 2006.

        (i)This subsection 3.7(a) shall apply to Plan Year Account Balances for 2005 and 2006, except as otherwise provided in subsection 3.7(c).

        (ii)With respect to the portion of a Base Annual Salary Deferral Amount for a Plan Year which a Participant has elected to have credited to his or her Dollar-Denominated Account, returns shall be credited to such Participant's Dollar-Denominated Account as though the portion of such Base Annual Salary Deferral Amount withheld during any calendar quarter was withheld on the first day of such calendar quarter.

        (iii)With respect to the portion of an Annual Bonus Deferral Amount which a Participant has elected to have credited to his or her Dollar-Denominated Account, returns shall be credited to such Participant's Dollar-Denominated Account as though the deferral amount was withheld on the day immediately following the last day of the applicable award cycle.

        (iv)With respect to the portion of a deferred Value Management Award which a Participant has elected to have credited to his or her Dollar-Denominated Account, returns shall be credited to such Participant's Dollar-Denominated Account as though the deferral amount was withheld on the day immediately following the last day of the applicable award cycle.

        (v)The balance in each Participant's Dollar-Denominated Account shall be compounded quarterly, using the Prime Rate, or such other rate as the Committee may determine in its sole discretion prior to the beginning of a Plan Year. For this purpose, (i) amounts that are transferred to a Participant's Phantom Stock Account in a Plan Year pursuant to an Investment Change shall be credited with a return in respect of such Plan Year equal to one-twelfth (1/12) of the return for the full Plan Year and (ii) in the event of Retirement, death or a Termination of Employment prior to the end of a Plan Year, that Plan Year's return will be calculated using a fraction of a full Plan Year's return, based on the number of days the Participant was employed with the Employer during the Plan Year prior to the occurrence of such event.

     (b)Dollar-Denominated Account for Plan Year Account Balances for Plan Years after 2006.

        (i)This subsection 3.7(b) shall apply to Plan Year Account Balances for Plan Years after 2006, except as otherwise provided in subsection 3.7(c).

        (ii)With respect to the portion of a Base Annual Salary Deferral Amount for a Plan Year which a Participant has elected to have credited to his or her Dollar-Denominated Account, returns shall be credited to such Participant's Dollar-Denominated Account as of the Friday following the week in which the Base Annual Salary is earned.

        (iii)With respect to the portion of an Annual Bonus Deferral Amount which a Participant has elected to have credited to his or her Dollar-Denominated Account, returns shall be credited to such Participant's Dollar-Denominated Account as of the Friday following the date that the Annual Bonus Deferral Amount is processed in the payroll system.

        (iv)With respect to the portion of a deferred Value Management Award which a Participant has elected to have credited to his or her Dollar-Denominated Account, returns shall be credited to such
           Participant's Dollar-Denominated Account as of the Friday following the date that the deferral amount is processed in the payroll system.

        (v)The Con-way Administrative Committee shall designate a group of investments (and may make changes to the designated group of investments from time to time as it deems appropriate) from which Participants may select. Company stock shall not be designated as an available investment. The performance of the investments selected by the Participant will determine the gains or losses that will be attributed to such Participant's Dollar-Denominated Account. The Con-way Administrative Committee shall report to the Compensation Committee of the Board from time to time with respect to the designated investments (and changes in designated investments), including an explanation of the reasons for the designation (or change in designation).

     (c)Election with respect to Dollar-Denominated Account for Plan Year Account Balances for 2005 and 2006. Notwithstanding subsections 3.7(a) and (b) and subsections 3.9(a) and (b), a Participant may elect to have any portion of the Participant's Dollar-Denominated Account for Plan Year Account Balances for 2005 and 2006 treated for purposes of Section 3.7(b)(v) and Section 3.9 as a Dollar-Denominated Account for Plan Year Account Balances for Plan Years after 2006. After any such election becomes effective, the performance of the investments selected by the Participant from the designated group of investments will determine the gains or losses that will be attributed to that portion of such Participant's Dollar-Denominated Account. Any such election shall take effect as of the beginning of the first calendar quarter beginning after the election is made and shall be irrevocable.

     6. Subsections (a) and (b) of Section 3.9 are amended to read as follows, effective January 1, 2007:

     (a)  For Plan Year Account Balances for 2005 and 2006.

        (i)This subsection 3.9(a) shall apply to Plan Year Account Balances for Plan Years 2005 and 2006, except as otherwise provided in subsection 3.7(c).

        (ii)Crediting. For each Plan Year, the undistributed Dollar-Denominated Account shall be credited with a return equal to the Prime Rate or such other rate as the Committee may determine in its sole discretion prior to the beginning of a Plan Year. Returns shall start to accrue under this Section 3.9 as of the date that returns cease to accrue under Section 3.7 above.

        (iii)Installments. The installment payments shall be determined by dividing the Participant's Dollar-Denominated Account at the time of the commencement of the installment payments by the number of payments over the installment period. Each payment determined above will be considered the principal portion of the installment payment. In addition, each installment payment will include a return calculated for the preceding quarter using the rate determined in Section 3.9(a)(i) above. Installment payments shall commence on the first day of the quarter following the first full quarter following such Participant's date of Retirement, Termination of Employment or death, but not before the time permitted by Section 5.2(b) or 7.2(c). All additional installment payments shall be paid on the first day of the remaining calendar quarters of the payment period.

     (b)  For Plan Year Account Balances for Plan Years after 2006.

        (i)This subsection 3.9(b) shall apply to Plan Year Account Balances for Plan Years after 2006, except as otherwise provided in subsection 3.7(c).

        (ii)Crediting.   Returns shall be continue to be credited as provided
           in Section 3.7(b)(v).

        (iii)Installments. Installment payouts shall be determined based on the value of the Plan Year Account Balance ten days prior to each installment payment date. The amount of each installment payment made with respect to each Plan Year Account Balance shall be determined by dividing the Participant's Plan Year Account Balance by the number of the remaining installment payments (including the installment payment being made at that time).

     IN WITNESS WHEREOF, Con-way Inc. has amended the Plan as of January 1,
2007.

                               CON-WAY INC.


                               By:
                                 Jennifer W. Pileggi, Senior Vice President,
                                 General Counsel and Secretary

                                 Dated:  December __, 2006